UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2010

China Power Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-34230	22-3969766
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

No. 12, Gongyuan Road, Kaifeng City,
Henan Province Henan Province 475002
People’s Republic of China
(Address of principal executive offices)

(86) 378 299 6222
(Registrant's telephone number, including area code)

_________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in the Current Report on Form 8-K dated July 7, 2010 (the “Original Form 8-K”), Henan Desheng Boiler Installation Co., Ltd., a Chinese corporation (the “Subsidiary”) and a wholly-owned subsidiary of China Power Technology, Inc. (the “Company”), acquired 60% of the equity of Shandong Fuyuan Equipment Installation Co., Ltd. (“Fuyuan installation”), for a total cash consideration of U.S. $9.3 million pursuant to an Equity Transfer Agreement, dated July 1, 2010, among the Subsidiary and the equity owner of Fuyuan Installation (the “ Equity Transfer Agreement”). The Subsidiary acquired 60% of the equity of Fuyuan Installation by contributing $0.4 million to Fuyuan Installation’s registered capital, representing 5.6% equity interest of the total registered capital, and purchasing 54.4% equity interest from a prior shareholder for $8.9 million. This Amendment No. 1 on Form 8-K/A amends and supplements the Original Form 8-K of the Company to include audited, unaudited financial statements and pro forma financial information.

ITEM 9.01     FINANCIAL STATEMENT AND EXHIBITS

a) Financial Statements of Businesses Acquired.

The audited financial statements of Fuyuan Installation for the years ended December 31, 2009 and the unaudited financial statements as of June 30, 2010 and for the six month period ended June 30, 2010 and 2009, and the related Notes thereto, are included herein as Exhibit 99.1.

(b) Pro Forma Financial Information.

The following pro forma financial information is included herein as Exhibit 99.2.

(i) Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2010.

(ii) Unaudited Pro Forma Consolidated Statement of Income and Comprehensive Income for the six months ended June 30, 2010.

(iii) Unaudited Pro Forma Consolidated Statement of Income and Comprehensive Income for the year ended December 31, 2009.

(iv) Notes to the Unaudited Pro Forma Financial Statements.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Document Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Audited Financial Statements of Fuyuan Installation for the years ended December 31, 2009, and Unaudited Financial Statements for the six month period ended June 30, 2010, and the related Notes thereto

99.2	Unaudited Pro Forma Financial Statements, and the related Notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Power Technology, Inc.

Date: September 16, 2010

/s/ Honghai Zhang
Honghai Zhang
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Audited Financial Statements of Fuyuan Installation for the years ended December 31, 2009, and Unaudited Financial Statements for the six month period ended June 30, 2010, and the related Notes thereto

99.2	Unaudited Pro Forma Financial Statements, and the related Notes thereto